                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C., 20549

                                 SCHEDULE 14A
                                 (RULE 14a-101)

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

    [ ] Preliminary Proxy Statement

    [ ] Confidential, for use of the Commission only (as permitted by Rule
        14a-6(e)(2))

    [X] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to Rule 14a-12


                             US 1 INDUSTRIES, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

    [X]  No fee required.

    [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

   (1)   Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
   (2)   Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
   (4)   Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
   (5)   Total fee paid:

    [ ]  Fee paid previously with preliminary materials
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)   Amount Previously Paid:
--------------------------------------------------------------------------------
   (2)   Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
   (3)   Filing Party:
--------------------------------------------------------------------------------
   (4)   Date Filed:
--------------------------------------------------------------------------------

                             US 1 INDUSTRIES, INC.
                              1000 COLFAX STREET
                              GARY, INDIANA 46406
                              -------------------


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          WEDNESDAY, OCTOBER 30, 2002
                            10:00 A.M., EASTERN TIME
                            ------------------------



Dear Fellow Stockholder:


     On behalf of the Board of Directors, you are cordially invited to attend the 2002 Annual Meeting of Stockholders to be held on Wednesday, October 30, 2002, at 10:00 a.m. Eastern Time at the Executive Conference Center, Hartsfield International Airport, Suite 300, Atlanta, Georgia 30320. The purposes of the meeting are to:


   1. elect directors to serve until the next annual meeting of stockholders and until their respective successors shall be elected and qualified; and


   2. conduct any other business properly before the meeting or any adjournment thereof.


     Attendance and voting are limited to stockholders of record at the close of business on September 23, 2002. A list of stockholders entitled to vote at the meeting will be available, upon written demand, for inspection and copy between the hours of 9:00 a.m. and 5:00 p.m. at our offices during the five days prior to the meeting and also at the meeting. Such list will be arranged in alphabetical order and will contain the address and number of shares that each shareholder is entitled to vote.


     Your vote is important. Whether you plan to attend the meeting in person or not, please complete, sign and date the enclosed proxy card and return it in the envelope provided. If you attend the meeting and prefer to vote in person, you may do so even if you have previously submitted a proxy.


     Thank you for your continued support of our company.




                         Harold E. Antonson
                         Secretary





Gary, Indiana
September 26, 2002

                               TABLE OF CONTENTS




                                                                          PAGE
                                                                         -----
INTRODUCTION .........................................................     1
ELECTION OF DIRECTORS ................................................     2
DIRECTORS AND EXECUTIVE OFFICERS .....................................     3
 Directors ...........................................................     3
 Executive Officers ..................................................     3
 Board Information ...................................................     3
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS .....................     4
 Summary Compensation Table ..........................................     4
 Pension Retirement and Savings Plans ................................     4
 Compensation of Directors ...........................................     4
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL ONWERS AND
 MANAGEMENT ..........................................................     5
 Securities Ownership of Management ..................................     5
 Securities Ownership of Certain Beneficial Owners ...................     5
 Section 16(a) Beneficial Ownership Reporting Compliance .............     6
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION ..........     6
COMPENSATION COMMITTEE REPORT ........................................     6
 Introduction ........................................................     6
 Executive Compensation Policy .......................................     6
 Base Salary .........................................................     6
 Annual and Long-Term Incentives .....................................     6
 Chief Executive Officer Compensation ................................     7
 Tax Treatment of Executive Compensation .............................     7
CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS ......................     8
PERFORMANCE GRAPH ....................................................     9
AUDIT COMMITTEE REPORT ...............................................    10
INDEPENDENT PUBLIC ACCOUNTANTS .......................................    11
STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING ........................    11
OTHER MATTERS ........................................................    11
 Annual Report .......................................................    11

                             US 1 INDUSTRIES, INC.
                              1000 COLFAX STREET
                              GARY, INDIANA 46406

                              -------------------

                                PROXY STATEMENT

                              -------------------

                                 INTRODUCTION

Annual Meeting: The 2002 Annual Meeting of Stockholders will be held on
                Wednesday, October 30, 2002, at 10:00 a.m. Eastern Time at the Executive Conference Center, Hartsfield International Airport, Suite 300, Atlanta, Georgia 30320 on Wednesday, October 30, 2002.

Record Date:    The date fixed to determine stockholders entitled to notice of and to vote at the meeting is the close of business on Monday, September 23, 2002.

Mailing Date:   We anticipate first mailing this proxy statement, the attached
                Notice of Annual Meeting and the enclosed proxy card on or about September 26, 2002.

Agenda:         The agenda for the meeting is:

                1. to elect directors to serve until the next annual meeting of stockholders and until their respective successors shall be elected and qualified; and

                2. to conduct any other business properly before the meeting or any adjournment thereof.

Proxy
Solicitation:   Our Board of Directors is soliciting this proxy. Certain of our officers and employees may solicit proxies personally and by telephone. In addition, we have retained Morrow & Co. to assist with the distribution of materials to street name holders. We are paying the cost of solicitation, including the cost of mailing. We have requested banks, brokers and other custodian nominees and fiduciaries to supply, at our expense, proxy material to the beneficial owners of common stock of the Company.

Voting of
Proxies: Properly dated, executed and returned proxies will be voted in accordance with your instructions. If no specific instructions are given, your shares will be voted FOR our Board's nominees.

                We do not intend to bring any matters before the meeting except those indicated in the Notice of Annual Meeting, and we do not know of any matter which anyone else intends to present for action at the meeting. If any other matters properly come before the meeting, however, the persons named in the enclosed proxy will be authorized to vote or otherwise act in accordance with their judgment.

Revoking
Proxies: You may revoke your proxy at any time before it is voted at the meeting by:

                 o Delivering to the Secretary of the Company a signed, written revocation letter dated later than the proxy;

                 o  Submitting a proxy with a later date; or

                 o  Attending the meeting and voting in person.

Outstanding
Shares: On the record date, there were 11,618,224 shares of our common stock outstanding, the only class of voting securities outstanding.

Quorum: A quorum of stockholders is necessary to take action at the Annual Meeting. The holders of a majority of all outstanding shares of Common Stock of the Company issued, outstanding and entitled to vote, represented in person or by proxy, will constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present.

Voting: Each share of common stock held as of the record date entitles the holder to one vote on each matter to be voted upon at the Annual Meeting. Abstentions and broker non-votes have no effect on the election of directors or any other matter properly voted upon by the stockholders.


Required Vote:  The nominees for director who receive a plurality of votes cast in person or by proxy at the meeting of stockholders will be elected directors of the Company. If a quorum exists, action on a matter (other than the election of directors) submitted to stockholders entitled to vote thereon at a meeting shall be approved if the votes cast in favor of the action exceed the votes cast in opposition to the action.


Broker Votes:   Brokers who hold shares in street name have the authority to vote on certain routine matters on which they have not received instructions from beneficial owners. Brokers holding shares of common stock in street name who do not receive instructions from beneficial owners by the date specified in the statement accompanying this proxy material are entitled to vote on the election of directors.


Annual Report:  US 1 Industries, Inc.'s 2001 Annual Report is being mailed to you with this proxy statement.


                             ELECTION OF DIRECTORS


     The Board of Directors has nominated the following people to serve a one year term and until the election and qualification of their successors in the 2003 annual meeting. All nominees have consented to being named in this proxy statement and to serve if elected. However, if any nominee becomes unable to serve, proxy holders will have discretion and authority to vote for another nominee proposed by our Board of Directors. Alternatively, our Board of Directors may reduce the number of directors to be elected at the meeting.


     Unless otherwise specified thereon, the enclosed proxy will be voted in favor of the election of the nominees named herein, all of whom are currently directors. Abstentions and non-votes by brokers and other nominees have no effect on the election of directors


     Nominees for Board of Directors shall include:


Harold E. Antonson:                                                    Age: 62

                Mr. Antonson is Chief Financial Officer, Treasurer and Secretary of the Company. Mr. Antonson has served as Chief Financial Officer and Secretary of the Company since March 1998. Mr. Antonson was elected a director and Treasurer of the Company in November 1999. Prior to joining the company, he was Secretary / Treasurer of American Inter- fidelity Exchange. Mr. Antonson is a certified public accountant.


Brad A. James:                                                         Age: 46

                Mr. James was elected a director of the Company in 1999. Mr. James has served as President of Seagate Transportation Services, Inc. located in Perrysburg, Ohio since 1982.


Michael E. Kibler:                                                     Age: 61

                Mr. Kibler is President and Chief Executive Officer of the Company, a position he has held since 1993. Mr. Kibler was elected a director of the Company in 1993. Mr. Kibler has also been President of Enterprise Truck Lines, Inc., an interstate trucking company engaged in operations similar to those of the Company, since 1972.

Robert I. Scissors:                                                    Age: 68

                Mr. Scissors was elected a director of the Company in 1993. Mr. Scissors serves on the audit and compensation committees of the Board of Directors. Mr. Scissors began his career in the Insurance Industry in 1957. In 1982, Mr. Scissors joined the brokerage firm of Alexander /Alexander where he worked until retiring in 1992. Mr. Scissors currently works as an insurance consultant and broker.

William J. Sullivan, Jr.:                                              Age: 55

                Mr. Sullivan was elected a director of the Company in 2001. Mr. Sullivan currently serves as President of One Call Motor Freights, Inc. and Champion Motor Freight, Inc. Mr. Sullivan manages Unity Logistics, Inc. and is a controlling owner of E.R.X., Inc., each a subsidiary of the Company.

Lex L. Venditti:                                                       Age: 49

                Mr. Venditti was elected a director of the Company in 1993. Mr. Venditti currently serves on the audit and compensation committees of the Board of Directors. Mr. Venditti is the President of the entity that manages American Inter-fidelity Exchange, a reciprocal insurer. Mssrs. Kibler and Antonson own a 66 2/3% interest in that managing entity.

     Mr. Blue resigned from the Board of Directors effective September 19, 2002. We would like to thank him for his service to the board. As a result of the vacancy created by the resignation mentioned above the size of the Board of Directors will be reduced to 6. Proxies can be voted for no more than 6 persons.

     The Board of Directors of the Company recommends a vote FOR the election of each nominees as a director of the Company.


                       DIRECTORS AND EXECUTIVE OFFICERS


DIRECTORS

     The Company's directors and a biography of each are set forth in the section entitled "Election of Directors."


EXECUTIVE OFFICERS

     The Company's executive officers and a biography of each are set forth in the section entitled "Election of Directors."


BOARD INFORMATION

Board Meetings

     In 2001, our full Board held two meetings. In addition to our full Board meetings, our directors attended meetings of permanent committees established by our Board. Each director participated in at least 75% of the total number of meetings of our Board and the committees on which he or she serves.

Audit Committee

     The audit committee, which held two meetings during 2001, consists of Robert I. Scissors and Lex Venditti, both of whom are non-employee directors. For a description of the Audit Committee's responsibilities and findings, see "Audit Committee Report" beginning on page 10.

Compensation Committee

     The compensation committee, which held one meeting during 2001, currently consists of Robert I. Scissors and Lex Venditti. The responsibilities of the Compensation Committee are to review and make recommendations to the Board of Directors about salaries, bonuses and other forms of compensation for the Company's officers, senior management, and other executive staff.

Nominating Committee


     The Board of Directors does not have a Nominating Committee. However, the Company's bylaws provide that only persons who are nominated in accordance therewith are eligible for election as directors. The bylaw provision requires nomination be made by the Board of Directors or by a stockholder who follows certain advance notice procedures. In general, the notice procedures require that the stockholder (i) give actual written notice of his or her intent to make such nomination to the Secretary of the Company no earlier than 10 days and no later than 60 days before the date of the meeting in order for elections to be held at the first annual or special meeting of stockholders after such written notice is given and (ii) deliver to the company certain information about stockholder's common stock holdings, any arrangements pursuant to which such nomination is made, certain biographical and other information regarding such nominee or nominees, and the consent of such nominee or nominees to serve as director of the Corporation if so directed. A copy of this provision of the Bylaws is available upon request to the Secretary of the Company. In addition, stockholders are urged to contact any director in order to make recommendations with respect to potential directors.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS


SUMMARY COMPENSATION TABLE


     The following Summary Compensation Table sets forth compensation paid by the Company during the years ended December 31, 2001, 2000 and 1999 to its Chief Executive Officer. No other officers earned in excess of $100,000.


                           SUMMARY COMPENSATION TABLE




NAME AND                                                            OTHER
PRINCIPAL POSITIONS          PERIOD       SALARY      BONUS     COMPENSATION
---------------------------  -------    ----------   -------   -------------
Michael E. Kibler .........   2001        $33,048       $0           $0
                              2000        $33,048       $0           $0
                              1999        $33,048       $0           $0

PENSION, RETIREMENT AND SAVINGS PLANS


     The Company does not maintain any employee pension, retirement or savings plans and is not a party to any executive employment agreements.


COMPENSATION OF DIRECTORS


     In view of the financial condition of the Company, directors are not currently receiving any compensation for their service on the Board of Directors and did not receive any compensation for such services during 2001. Directors are reimbursed for out of pocket expenses reasonably incurred in connection with their service on the Board of Directors.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the number and percentage of shares of common stock of the Company that, as of August 30, 2002, are deemed to be beneficially owned by each director and director nominee, by each named executive officer of the Company (only Mr. Kibler) and by all directors and executive officers of the company as a group.

                                                   NUMBER OF SHARES
                                                    OF COMMON STOCK      PERCENTAGE OF
NAME AND POSITION                                 OWNED BENEFICIALLY         CLASS
----------------------------------------------   --------------------   --------------
Harold E. Antonson (1) .......................         2,890,235        25%
Gage Blue ....................................                 0         *
Brad A. James (2) ............................           170,981         *
Michael E. Kibler (3) ........................         2,830,790        24%
Robert I. Scissors (4) .......................            51,770         *
William J. Sullivan (5) ......................            18,000         *
Lex Venditti .................................            20,000         *
All Directors and Executive Officers .........         3,135,863        27%

----------
*     Indicates less than 1% ownership.

(1) Includes 1,150,946 shares held by August Investment Partnership ("AIP"). Mr. Antonson is a 50% stockholder and officer of August Investment Corporation, AIP's general partner. Includes 522,439 shares held by Eastern Refrigerated Transportation, Inc. of which Mr. Antonson is a 32% stockholder. Includes 75,616 shares held by Enterprise Truck Line, Inc. of which Mr. Antonson is a 50% stockholder. Includes 15,123 shares held by Seagate Transportation Services, Inc. of which Mr. Antonson is a 25% stockholder.

(2) Includes 15,123 shares held by Seagate Transportation Services, Inc. of which Mr. James is a 50% stockholder and officer.

(3) Includes 1,150,946 shares held by AIP. Mr. Kibler is a 50% stockholder and officer of August Investment Corporation, AIP's general partner. Includes 522,439 shares held by Eastern Refrigerated Transportation, Inc. of which Mr. Kibler is a 32% stockholder. Includes 75,616 shares held by Enterprise Truck Line, Inc. of which Mr. Kibler is 50% stockholder and officer. Includes 15,123 shares held by Seagate Transportation Services, Inc. of which Mr. Kibler is a 25% stockholder.

(4) Includes 11,770 shares held in the Saundra L. Scissors Trust of which Mr. and Mrs. Scissors are joint trustees.

(5) Includes 18,000 shares owned by ERX, Inc.of which Mr. Sullivan is a controlling owner.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth the number and percentage of shares of common stock of the Company beneficially owned as of July 15, 2002 by any person who is known to the Company to be the beneficial owner of more than five percent of the outstanding shares.


                                                   NUMBER OF SHARES OF
NAME AND ADDRESS OF                                   COMMON STOCK        PERCENTAGE OF
BENEFICIAL OWNER                                   BENEFICIALLY OWNED         CLASS
-----------------------------------------------   --------------------   --------------
Harold E. Antonson (1) (2) ....................        2,890,235              25%
Michael E. Kibler (1) (3) .....................        2,830,790              24%
August Investment Partnership (1) .............        1,150,946              10%
August Investment Corporation (1) (4) .........        1,150,946              10%

----------
(1)   The address is 1000 Colfax Street, Gary, IN 46406.

(2)   See Note 1 to the prior table.

(3)   See Note 3 to the prior table.

(4) As general partner of August Investment Partnership, August Investment Corporation may be deemed to be the beneficial owner of the shares of common stock of the Company owned by August Investment Partnership. Messrs. Kibler and Antonson own August Investment Corporation in equal shares and, as a result may be deemed to be the beneficial owner of the shares of common stock of the Company owned by August Investment Partnership.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act, directors and executive officers of the Company and beneficial owners of more than 10 percent of the outstanding common stock are required to file reports with the Securities and Exchange Commission on Forms 3, 4 and 5 regarding their beneficial ownership of securities of the Company and any changes in such ownership. Based on our review of reports filed with the Securities and Exchange Commission by our directors and executive officers and by beneficial owners of 10% or more of our shares, and based on written representations received from these same persons, we believe that all reports required under
Section 16(a) of the Securities and Exchange Act were filed in a timely manner with the following exceptions: (a) Harold Antonson filed two late reports disclosing five transactions, (b) Gage Blue filed one late report, (c) Brad James filed two late reports disclosing six transactions, (d) Michael Kibler filed two late reports disclosing two transactions, (e) Robert Scissors filed two late reports disclosing two transactions, (f) William Sullivan filed one late report, and (g) Lex Venditti filed one late report. The Company is instituting a compliance process to insure that future filings are made in a timely manner.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee was, during the fiscal year ended December 31, 2001, an officer, former officer or employee of the Company or any of its subsidiaries. None of our executive officers served as a member of:

    o The compensation committee of another entity in which one of the executive officers of such entity served on our Compensation Committee;

    o The board of directors of another entity, one of whose executive officers served on our Compensation Committee; or

    o The compensation committee of another entity in which one of the executive officers of such entity served as a member of our Board of Directors


                         COMPENSATION COMMITTEE REPORT

INTRODUCTION

     Our Compensation Committee is responsible for determining the salaries and other entitlements of the executive officers and designs all of our compensation programs and policies. The Compensation Committee is currently composed of two non-employee directors: Robert I. Scissors and Lex Venditti. Our Board of Directors has not rejected or modified any action taken by the Compensation Committee.


EXECUTIVE COMPENSATION POLICY

     The objectives of our compensation policy are to:

    o  optimize profitability and growth;

    o  link the interests of management with those of stockholders;

    o provide management with incentive for excellence in individual performance;

    o  promote teamwork among managers; and

    o attract and retain highly qualified and effective officers, key employees and directors.


BASE SALARY

     The Chief Executive officer and Chief Financial Officer of the Company each receive a base salary of $33,048.


ANNUAL AND LONG-TERM INCENTIVES

     Due to the financial circumstances of the Company, no annual or long-term incentives are offered.

CHIEF EXECUTIVE OFFICER COMPENSATION


     Michael E. Kibler, President and Chief Executive Officer of the Company, receives an annual salary in the amount of $33,048. No stock options, performance bonus or other performance based incentive compensation is offered, although we expect in the near future to substantially increase Mr. Kibler's compensation.


TAX TREATMENT OF EXECUTIVE COMPENSATION


     Given the magnitude of the compensation paid by the Company, tax treatment generally is not, and is not expected to be, a significant issue.


     This report is submitted by Messrs. Scissors and Venditti, each being a member of the Compensation Committee.


                                     Robert I. Scissors
                                     Lex Venditti

                CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS


     During 2002, the Company's outstanding shares of Series A Preferred Stock were exchanged for 1,000,000 shares of common stock of the Company at a ratio of approximately 1.0942 to 1. As a result of the exchange, August Investment Partnership acquired 386,822 shares of common stock of the Company, Eastern Refrigerated Transportation, Inc. acquired 522,439 shares of common stock of the Company, Enterprise Truck Line, Inc. acquired 75,616 shares of common stock of the Company and Seagate Transportation Services, Inc. acquired 15,123 shares of common stock of the Company. Michael E. Kibler, President, Chief Executive Officer and director of the Company, and Harold E. Antonson, Chief Financial Officer, Treasurer, Secretary and director of the Company, are 50% stockholders of August Investment Corporation, the general partner of August Investment Partnership, 32% stockholders of Eastern Refrigerated Transportation, Inc., 50% stockholders of Enterprise Truck Line, Inc. and 25% stockholders of Seagate Transportation Services, Inc. Brad A. James, director of the Company, is a 50% stockholder of Seagate Transportation Services, Inc. The purposes of the exchange were to improve the Company's financial position, facilitate a future re-listing of the Company's common stock and increase the liquidity of the Company's common stock. The value of the exchange, based on the market price of the Company's common stock on July 25, 2002, is approximately $250,000.


     The Company leases office space for its headquarters in Gary, Indiana, for $3,000 per month from Messrs. Kibler and Antonson who own the property as joint tenants.


     One of the subsidiaries of the Company provides safety, management, and accounting services to Eastern Refrigerated Transportation, Inc., Enterprise Truck Line, Inc., and Seagate Transportation Services, Inc. which are controlled by Messrs. Kibler and Antonson. These services are priced to cover the cost of the employees providing the services. Revenue related to those services was approximately $67,000, $124,000 and $78,000 in 2001, 2000 and 1999, respectively.


     One of the Company's insurance providers, American Inter-Fidelity Exchange ("AIFE") is managed by Lex Venditti, director of the Company, and the Company has an investment in the insurance provider. In addition, Mr. Venditti manages an affiliated insurance carrier, Indiana Truckers Exchange ("ITE"). Messrs. Kibler, Antonson and Venditti own the company that employs Mr. Venditti to manage these businesses. For the years ended December 31, 2001, 2000, and 1999 cash paid for related party insurance premiums and deductibles amounted to $1,313,522, $729,434, and $532,586, respectively. The Company also has long term notes payable to AIFE and ITE in the amount of $5,536 and $7,249, respectively.


     The Company has a note payable to Mr. Kibler and Mr. Antonson in the amount of $2,725,509 at an interest rate of .75% over prime with the principal balance due October 2003.


     The Company has a mortgage note payable to Mr. Kibler and Mr. Antonson in the amount of $500,000 collateralized by land at an interest rate of .75% over prime with the principal balance due July 2004.


     The Company has two notes payable to August Investment Partnership, an entity affiliated through common ownership, in the amounts of $250,000 and $100,000, each at an interest rate of .75% over prime and with the principal balances due October 2003.

                               PERFORMANCE GRAPH


     The following graph compares the cumulative total stockholder return of the Company from July 17, 1997 through December 31, 2002 with that of the Media General Trucking Industry Group and the NASDAQ Market Index. Dividend reinvestment has been assumed and the returns of each company have been weighted to reflect relative stock market capitalization. The graph assumes an investment of $100 on July 17, 1997 in each of the Company's common stock, the stocks comprising the Media General Trucking Industry Group and the NASDAQ Market index.


                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                          AMONG US 1 INDUSTRIES, INC.,
                     NASDAQ MARKET INDEX AND MG GROUP INDEX


                               [GRAPHIC OMITTED]


         o US 1 INDUSTRIES, INC. o MG GROUP INDEX o NASDAQ MARKET INDEX



                     ASSUMES $100 INVESTED ON JULY 17, 1997
                          ASSUMES DIVIDEND REINVESTED
                       FISCAL YEAR ENDING DEC. 31, 2001


MEASUREMENT PERIOD




                                                                FISCAL YEAR ENDING
                                   -----------------------------------------------------------------------------
                                     7/17/97      12/31/97     12/31/98     12/31/99     12/31/00      12/31/01
                                   -----------   ----------   ----------   ----------   ----------   -----------
     US 1 Industries, Inc. (1)         100.00        74.76        22.36        22.36        31.95        223.64
     Trucking                          100.00       107.18       102.50        98.36       103.43        130.17
     NASDAQ Market Index               100.00        98.95       139.56       246.14       154.71        123.32

----------
(1) Trading information for US 1 Industries, Inc. prior to July 17, 1997 was not readily available.

                             AUDIT COMMITTEE REPORT


     The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that we specifically incorporate it by reference in such filing.


     The Audit Committee of the Board of Directors is responsible for evaluating audit performance, recommending engagement of and managing relations with our independent accountants and evaluating policies and procedures relating to internal accounting functions and controls. The Audit Committee is currently comprised of Mr. Venditti and Mr. Scissors, each a non-employee director, and operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter as presently in effect is attached hereto as an appendix. Our Board of Directors has determined that Mr. Scissors is "independent" for purposes of the NYSE listing standards (which do not technically apply but which the Company uses as a benchmark) and that Mr. Venditti is not independent because he is an executive officer of a company that has a business relationship with the Company. However, the Board of Directors has determined that, in its business judgment, the relationship in question does not interfere with the director's exercise of independent judgment.


     The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Audit Committee certify that the independent auditor is "independent" under applicable rules. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee's members in business, financial and accounting matters. Our management has the primary responsibility for the financial statements and reporting process, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2001. This review included a discussion of the quality and the acceptability of our financial reporting and controls, including the clarity of disclosure in the financial statements.


     The Audit Committee has discussed with BDO Seidman, LLP, the Company's independent accountants for the year ended December 31, 2001, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which include, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has also received written disclosures and the letter from BDO Seidman, LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed withBDO Seidman, LLP their independence from the Company.


     During fiscal year 2001, the Company paid BDO Seidman, LLP fees in the amount of $114,633 to audit and review its financial statements. No other fees were paid to BDO Seidman, LLP for non-auditing or other services.


     Based on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and be filed with the United States Securities and Exchange Commission.


     This report is submitted by Messrs. Venditti and Scissors, being all of the members of the Audit Committee.


                                     Lex Venditti
                                     Robert I. Scissors

                        INDEPENDENT PUBLIC ACCOUNTANTS


     It is expected that representatives of BDO Seidman, LLP, the Company's independent public accountants who audited the consolidated financial statements of the Company and its subsidiaries for 2001, will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to answer appropriate questions from stockholders. The Company's independent public accountants are selected annually by the Audit Committee of the Board of Directors to audit the consolidated financial statements of the Company and its subsidiaries. The Audit Committee has selected BDO Seidman, LLP its accountants for the past three years as its independent public accountants for 2002.


                         STOCKHOLDER PROPOSALS FOR THE
                              2003 ANNUAL MEETING


     Stockholder Proposals intended to be presented at the 2003 Annual Meeting of Stockholders (assuming that the Company holds one) pursuant to Securities and Exchange Commission Rule 14a-8 must be received by May 29, 2003 in order to be eligible for inclusion in our proxy statement and form of proxy for that meeting. However, if the date of the 2003 Annual Meeting is more than 30 days from the date of this year's Annual Meeting, then the deadline for shareholder proposals will be a reasonable time before we begin to print and mail our proxy materials. Stockholders who intend to present proposals at an annual meeting other than pursuant to Rule 14a-8 must comply with the notice provisions in the Company's by-laws. These notice provisions require, for a proposal to be properly brought before the 2003 Annual Meeting of Stockholders, that proper notice of the proposal be received by the Company no earlier than 10 days and no later than 60 days before the date of the meeting in order for the proposal to be considered at the next annual meeting of shareholders. Stockholder proposals should be addressed to Harold E. Antonson, US 1 Industries, Inc., 1000 Colfax Street, Gary, Indiana, 46406.


                                 OTHER MATTERS


     The Board of Directors does not know of any matters to be submitted to the stockholders at the Annual Meeting other than the matters described in the Notice of Annual Meeting. If any other matters properly come before the meeting, persons named in the enclosed proxy intend to vote the shares they represent in accordance with their own judgments.


ANNUAL REPORT


     The Company's Annual Report for 2001 is enclosed with this proxy statement.


BY ORDER OF THE BOARD OF DIRECTORS




Harold E Antonson, Secretary
September 26, 2002

APPENDIX


                         CHARTER OF THE AUDIT COMMITTEE
                         OF THE BOARD OF DIRECTORS OF
                             US 1 INDUSTRIES, INC.


I. PURPOSES
   --------

     The Audit Committee is appointed by the Board of Directors of US 1 Industries, Inc. (the "Company") to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:


    o Monitor the integrity of the Company's financial statements and the financial reporting process and systems of internal financial and accounting controls;


    o Monitor the independence and performance of the Company's independent auditors;


    o Maintain open communication among the independent auditors, management and the Board of Directors.


The Audit Committee and the Board of Directors shall have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the Company's independent auditors.


II. COMPOSITION AND MEETINGS
    ------------------------

     The Audit Committee shall be comprised of at least two directors, each of whom shall have no relationship to the Company that may interfere with the exercise of his or her independence from management and the Company. Members of the Audit Committee shall be financially literate or become financially literate within a reasonable period of time after appointment to the Audit Committee.


     The Audit Committee shall meet at least twice a year and more frequently if circumstances require. The Audit Committee should meet privately in executive session with management, the independent auditors and as a committee to discuss any matters that the Audit Committee or each of these groups believes should be discussed.


III. RESPONSIBILITIES AND FUNCTIONS
     ------------------------------

     The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of their activities to the Board of Directors. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The independent auditors are ultimately accountable to the Board of Directors and the Audit Committee. The Audit Committee shall annually recommend to the Board of Directors the appointment of the independent auditors.


     A. Independent Auditors
        --------------------

        o Evaluate the independence and performance of the independent auditors and, where appropriate, recommend to the Board of Directors a replacement for the independent auditors.


        o Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditors.


        o Approve the retention of the independent auditors for any non-audit service.


        o Review fees to be paid to the independent auditors for audit and non-audit services.

        o Ensure that the independent auditors deliver periodic written statements delineating all relationships between the independent auditors and the Company. The Audit Committee shall also engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommend that the Board of Directors take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

     B. Review Procedures
        -----------------

        o Review significant changes to the Company's auditing and accounting principles and practices proposed by the independent auditors or management.

        o Review with management and the independent auditors the Company's annual audited financial statements prior to filing or distribution, including (i) their judgment about the quality of the Company's accounting principles as applied in its financial reporting, (ii) the reasonableness of significant judgments, and (iii) the clarity of the disclosures in the financial statements.

        o Review the interim financial statements, including the results of the independent auditors' reviews of the quarterly financial statements, with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q and the Company's release of earnings.

        o Discuss with management and the independent auditors the adequacy and effectiveness of the Company's accounting and financial processes and controls. The Audit Committee may meet separately with management and with the independent auditors to discuss these matters.

        o Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

        o Discuss significant financial risks and exposures and the steps taken by management to monitor and minimize such risks.

        o Discuss with the independent auditors the overall scope and plans for their audits, including the adequacy of staffing.

        o Discuss with the independent auditors any problems or difficulties the independent auditors may have encountered and any management letter provided by the independent auditors and the Company's response to that letter.

        o Review with the Company's General Counsel (or executive officer with oversight over legal matters of the Company) any legal matters that could have a material impact on the financial statements, the Company's compliance policies, and any material reports or inquiries received from governmental agencies or regulators.

        o Review with management and the independent auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

        o Obtain from the independent auditors assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

     C. Other Responsibilities
        ----------------------

        o Review and reassess the adequacy of the Audit Committee Charter at least annually and recommend any proposed changes to the Board of Directors for approval.

        o Annually prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

        o Recommend to the Board of Directors guidelines for the Company's hiring of employees of the independent auditors who were engaged on the Company's account.


IV. AUTHORITY
    ---------

     The Audit Committee is authorized to confer with Company management and other employees to the extent it may deem necessary or appropriate to fulfill its duties and discharge its responsibilities. The Audit Committee has the authority to investigate any matter within the Audit Committee's scope of responsibilities and may retain, at the Company's expense, special legal, accounting or other experts or consultants it deems necessary or appropriate, provided it shall keep the Board of Directors advised as to the nature and extent of such outside advice.

--------------------------------------------------------------------------------

                                   PROXY CARD

                             US 1 INDUSTRIES, INC.

         This proxy is solicited on behalf of the Board of Directors of US 1 Industries for the Annual Meeting of stockholders on Wednesday, October 30, 2002 at 10:00 a.m. Eastern Time or any adjournment or postponement thereof (the "Annual Meeting"). The undersigned here-by appoints Michael E. Kibler and Harold Antonson, and each of them, with full power of substitution in each of them, (the "Proxies") of the undersigned, to vote for and on behalf of the undersigned all shares of common stock of US 1 Industries, Inc. which the undersigned may be entitled to vote on all matters properly coming before the Annual Meeting, as set forth in related Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees listed below as directors of the Company to serve until the 2003 Annual Meeting of stockholders and until their successors are elected and qualified. Should any nominee decline or be unable to accept such nomination to serve as a director, which the Company does not currently anticipate, the person giving this proxy grants the Proxies the right, in their dis-cretion, to vote for a lesser number or for substitute nominees designated by the Board of Directors.

--------------------------------------------------------------------------------









THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED HEREAFTER AS DIRECTORS OF THE COMPANY TO SERVE UNTIL THE 2003 ANNUAL MEETING AND UNTIL THEIR SUCCESSORS SHALL BE ELECTED AND QUALIFIED.

1. Election of Directors Nominees: 01 - Harold E. Antonson, 02 - Michael E. Kibler, 03 - Brad A. James, 04 - Robert I. Scissors,
05 - William J. Sullivan, Jr., and 06 - Lex L. Venditti

[ ] FOR all nominees listed above     [ ] WITHHOLD authority to vote for all nominees listed above   [ ]Exceptions

-----------------------------------------------------------------------------------------------------------------------------------
(Instructions: to withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided above).

To change your address, please mark this box.      [ ]

                                                                        Please sign your name above whether or not you
                                                                        expect to attend the meeting. You may
                                                                        nevertheless vote in person if you attend.
                                                                        Please sign exactly as your name appears herein.
                                                                        For an account in the name of two or more
                                                                        persons, each should sign, or, if one signs, he
                                                                        should attach evidence of his authori-ty. When
                                                                        signing as attorney, executor, administrator,
                                                                        trustee or guardian, please give full title or
                                                                        capacity. If a corporation, please sign in
                                                                        corporate name by authorized officer and give
                                                                        title. If a partnership, please sign in
                                                                        partnership name by authorized person.


                                                                        -------------------------------------------
                                                                                          (Signature)

                                                                        -------------------------------------------
                                                                                           (Co-Owner)

                                                                        -------------------------------------------
                                                                                             (Date)

                                                                        PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY
                                                                        PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE